                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement          [ ]   Confidential, for Use of the
[X]   Definitive Proxy Statement                 Commission Only (as permitted
[ ]   Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]   Soliciting Material Pursuant to
      240.14a-11(c) or 240.14a-12

                 WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION
                           PROTECTED SECURITIES FUND 2
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                      WESTERN ASSET/CLAYMORE U.S. TREASURY
                     INFLATION PROTECTED SECURITIES FUND 2
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 15, 2006
                            ------------------------

To the Shareholders of
WESTERN ASSET/CLAYMORE U.S. TREASURY
INFLATION PROTECTED SECURITIES FUND 2

     The Annual Meeting of Shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (the "Fund") will be held at 2455 Corporate West Drive, Lisle, Illinois, on Monday, May 15, 2006 at 11:30 a.m., Central time, for the following purposes:

          (1) Electing two Trustees, each to hold office for the term indicated; and

          (2) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Trustees has fixed the close of business on March 17, 2006 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                          By Order of the Board of Trustees

                                          Melissa J. Nguyen, Secretary

Pasadena, California
March 31, 2006

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      WESTERN ASSET/CLAYMORE U.S. TREASURY
                     INFLATION PROTECTED SECURITIES FUND 2

                          385 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91101

                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Trustees of the Fund for use at the annual meeting of shareholders of the Fund, to be held on May 15, 2006 at 11:30 a.m., Central time (the "Annual Meeting"), and at any adjournment thereof. At the Annual Meeting, shareholders will be asked to consider the election of Peter C. Erichsen and Ronald A. Nyberg to the Board of Trustees of the Fund. This Proxy Statement and the form of proxy were first mailed to shareholders on or about April 3, 2006.

     The Board of Trustees has fixed the close of business on March 17, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the close of business on that date, the Fund had issued and outstanding 61,184,134 common shares of beneficial interest, no par value ("Common Shares"), and 16,400 preferred shares of beneficial interest, no par value ("Preferred Shares" and, together with the Common Shares, the "Shares"). The Common Shares and Preferred Shares are the only classes of shares currently authorized by the Fund.

     Shareholders of the Fund as of the close of business on March 17, 2005 will be entitled to one vote for each Share held, and a fractional vote with respect to fractional Shares, with no cumulative voting rights. Holders of the Preferred Shares ("Preferred Shareholders") and holders of Common Shares ("Common Shareholders") will vote as a single class at the Annual Meeting on the election of Peter C. Erichsen. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), Preferred Shareholders, voting as a single class, will have the right to elect two Trustees of the Fund. These Trustees are currently Ronald
E. Toupin, Jr. (whose term of office will expire at the 2007 annual meeting) and Ronald A. Nyberg, who will stand for re-election at the Annual Meeting. The Preferred Shareholders, voting as a single class, have the right to vote on the election of Mr. Nyberg. Pursuant to the 1940 Act, the Common Shareholders do not have the right to vote with respect to the election of Mr. Nyberg. Common Shareholders and Preferred Shareholders will vote as a single class on any other matter properly brought before the Annual Meeting (except as otherwise required by the Fund's Declaration of Trust (the

"Declaration of Trust") and Bylaws and applicable law). The table below summarizes the right of the Common Shareholders and Preferred Shareholders to vote with respect to the matters to come before the Annual Meeting.

PROPOSAL                                         COMMON SHAREHOLDERS   PREFERRED SHAREHOLDERS
--------                                         -------------------   ----------------------
Election of Peter C. Erichsen                            X                       X
Election of Ronald A. Nyberg                                                     X

     Thirty percent (30%) of the total Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum with respect to the election of Mr. Erichsen. Thirty percent (30%) of the Preferred Shares of the Fund entitled to vote at the Annual Meeting must be represented in person or by proxy to constitute a quorum with respect to the election of Mr. Nyberg. Each shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any shareholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

     Election of Mr. Erichsen to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Shares entitled to vote on the election of Mr. Erichsen and present in person or represented by proxy at the Annual Meeting. Election of Mr. Nyberg to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Preferred Shares (voting as a separate class) entitled to vote on the election of Mr. Nyberg and present in person or represented by proxy at the Annual Meeting.

     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc. ("CFS"), which has been retained to assist shareholders in the voting process. For these services, the Fund will pay CFS a fee that is not expected to exceed $2,000. However, the exact cost will depend on the amount and types of services rendered. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of CFS, will be borne by the Fund.

     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Trustee has been elected.

     Randolph L. Kohn, Gregory B. McShea, Nicholas Dalmaso and Melissa J. Nguyen, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Trustees to serve in such capacity. Messrs. Kohn and McShea and Ms. Nguyen are each officers of the Fund, and Messrs. Kohn and Dalmaso are Trustees of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Trustees of the Board of Trustees' nominees listed in this Proxy Statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Trustees is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. In matters other than the election of Trustees, except where a different vote is required by any provision of law or the Fund's Declaration of Trust or Bylaws, a plurality of a quorum of the Shares necessary for the transaction of business at a shareholders' meeting shall decide any question.

                                    PROPOSAL

                         ELECTION OF CLASS II TRUSTEES

     In accordance with the Declaration of Trust, the Trustees were divided into the following three classes (each a "Class") prior to the initial public offering of the Common Shares: Class I, whose term will expire at the Fund's 2008 annual meeting of shareholders; Class II, whose initial term will expire at the Annual Meeting; and Class III, whose initial term will expire at the Fund's 2007 annual meeting of shareholders. At each annual meeting, successors to the Class of Trustees whose term expires at that annual meeting shall be elected for a three-year term.

     The following table sets forth the nominees who will stand for election at the Annual Meeting, the Class of Trustees to which they have been designated and the expiration of their terms if elected:

NOMINEE                                              CLASS      EXPIRATION OF TERM IF ELECTED*
-------                                           -----------   ------------------------------
Peter C. Erichsen...............................  Class II           2009 Annual Meeting
Ronald A. Nyberg................................  Class II           2009 Annual Meeting

---------------

* A Trustee shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

     Under the Fund's classified Board structure, ordinarily only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board of the Fund under normal circumstances. This structure, which may be regarded as an "anti-takeover" measure, may make it more difficult for the Fund's shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

     It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of Messrs. Erichsen and Nyberg. Each of the nominees has agreed to serve if elected at the Annual Meeting. If either nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Trustees may recommend.

     Information Regarding the Trustees. Information about the Trustees and nominees is set forth below. The address of each Trustee and nominee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101). Of the individuals listed below, only Messrs. Erichsen and Nyberg are nominees for election at the Annual Meeting.

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS                     SHARES OF
                                                                                       IN FUND                        THE FUND
                                                                                       COMPLEX*         OTHER       BENEFICIALLY
                                        TERM OF OFFICE                                 OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)     AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING  BY TRUSTEE   HELD BY TRUSTEE    MARCH 1,
NAME AND YEAR BORN     HELD WITH FUND    TIME SERVED          THE PAST 5 YEARS        OR NOMINEE     OR NOMINEE*        2006
------------------     --------------   --------------  ----------------------------  ----------   ---------------  ------------
Peter Erichsen         Nominee,         Term expires    Vice President, General           2        None                  250
1956                   Trustee and      at the Annual   Counsel and Secretary of the
                       Chairman of      Meeting;        J. Paul Getty Trust
                       the Trustees     served since    (2001-present); Governor of
                       (1)(2)           January 2004    the Philadelphia Stock
                                                        Exchange (1999-present);
                                                        Chairman of the Philadelphia
                                                        Stock Exchange's Audit
                                                        Committee (1999-present).
                                                        Formerly: Vice President and
                                                        General Counsel of the
                                                        University of Pennsylvania
                                                        (1997-2001).

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS                     SHARES OF
                                                                                       IN FUND                        THE FUND
                                                                                       COMPLEX*         OTHER       BENEFICIALLY
                                        TERM OF OFFICE                                 OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)     AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING  BY TRUSTEE   HELD BY TRUSTEE    MARCH 1,
NAME AND YEAR BORN     HELD WITH FUND    TIME SERVED          THE PAST 5 YEARS        OR NOMINEE     OR NOMINEE*        2006
------------------     --------------   --------------  ----------------------------  ----------   ---------------  ------------
Michael Larson         Trustee(1)(2)    Term expires    Chief Investment Officer for      2        Pan American        4,000**
1959                                    in 2008;        William H. Gates III (1994-                Silver Corp.
                                        served since    present).                                  (silver mining,
                                        September 2004                                             development and
                                                                                                   exploration
                                                                                                   company)
                                                                                                   (1999-present)

Ronald A. Nyberg 1953  Nominee and      Term expires    Principal of Ronald A.            10       MBIA                  565***
                       Trustee(1)(2)    at the Annual   Nyberg, Ltd., a law firm                   Capital/Claymore
                                        Meeting;        specializing in corporate                  Managed
                                        served since    law, estate planning and                   Duration
                                        January 2004    business transactions (2000-               Investment
                                                        present); Executive Vice                   Grade Municipal
                                                        President, General Counsel                 Fund
                                                        and Corporate Secretary of                 (2003-present)
                                                        Van Kampen Investments, an                 and Advent
                                                        investment advisory firm                   Claymore
                                                        (1982-1999).                               Convertible
                                                                                                   Securities and
                                                                                                   Income Fund
                                                                                                   (2003-present).

Ronald E. Toupin, Jr.  Trustee(1)(2)    Term expires    Formerly: Vice President,         9        MBIA                 None
1958                                    in 2007;        Manager and Portfolio                      Capital/Claymore
                                        served since    Manager of Nuveen Asset                    Managed
                                        January 2004    Management, an investment                  Duration
                                                        advisory firm (1998-1999);                 Investment
                                                        Vice President and Portfolio               Grade Municipal
                                                        Manager of Nuveen Investment               Fund
                                                        Advisory Corporation, an                   (2003-present).
                                                        investment advisory firm
                                                        (1992-1999); Vice President
                                                        and Manager of Nuveen Unit
                                                        Investment Trusts
                                                        (1991-1998); Assistant Vice
                                                        President and Portfolio
                                                        Manager of Nuveen Unit
                                                        Trusts (1988-1990) and John
                                                        Nuveen & Company, Inc.
                                                        (1982-1999).

                                                                                      NUMBER OF
                                                                                      PORTFOLIOS                     SHARES OF
                                                                                       IN FUND                        THE FUND
                                                                                       COMPLEX*         OTHER       BENEFICIALLY
                                        TERM OF OFFICE                                 OVERSEEN     DIRECTORSHIPS     OWNED ON
                        POSITION(S)     AND LENGTH OF   PRINCIPAL OCCUPATIONS DURING  BY TRUSTEE   HELD BY TRUSTEE    MARCH 1,
NAME AND YEAR BORN     HELD WITH FUND    TIME SERVED          THE PAST 5 YEARS        OR NOMINEE     OR NOMINEE*        2006
------------------     --------------   --------------  ----------------------------  ----------   ---------------  ------------
                                                        Interested Trustees

Nicholas Dalmaso       Trustee          Term expires    Senior Managing Director and      10       MBIA                 None
1965(3)                                 in 2008;        General Counsel of Claymore                Capital/Claymore
                                        served since    Securities, Inc.                           Managed
                                        January 2004    (2000-present) and Claymore                Duration
                                                        Advisors, LLC                              Investment
                                                        (2003-present); Director of                Grade Municipal
                                                        Claymore Investments, Inc.                 Fund
                                                        (2004-present) Chief                       (2003-present)
                                                        Executive Officer, Chief                   and Advent
                                                        Legal Officer and Chief                    Claymore
                                                        Compliance Officer to funds                Convertible
                                                        in Claymore Advisors, LLC                  Securities and
                                                        fund complex (2004-                        Income Fund
                                                        present). Formerly:                        (2003-present).
                                                        Assistant General Counsel of
                                                        John Nuveen & Company, Inc.
                                                        (1999-2001).


Randolph L. Kohn       Trustee and      Term expires    President of Western              2        None                6,000
1947(4)                President        in 2007;        Asset/Claymore U.S. Treasury
                                        served since    Inflation Protected
                                        January 2004    Securities Fund
                                                        (2003-present); Director,
                                                        Global Client Services and
                                                        Marketing of Western Asset
                                                        Management Company (1984-
                                                        present); Director
                                                        (1996-2001) and Chairman
                                                        (2000-2001) of Arroyo Seco,
                                                        Inc.

---------------

(1) Member of the Audit Committee of the Board of Trustees.

(2) Member of the Governance and Nominating Committee of the Board of Trustees.

(3) Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund because of his position as an officer of Claymore Advisors, LLC (the "Investment Adviser"), the Fund's investment adviser, and his ownership interest in Claymore Group, LLC, the parent company of that entity.

(4) Mr. Kohn is an "interested person" (as defined above) of the Fund because of his position as President of the Fund, his position with the Fund's subadviser, Western Asset Management Company (the "Investment Manager"), and his ownership of shares of common stock of Legg Mason, Inc., the parent company of the Investment Manager.

  * Each Trustee also serves as a Trustee of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, a closed-end investment company, which is considered part of the same Fund Complex as the Fund. The Investment Manager serves as investment adviser to Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund. Messrs. Nyberg, Toupin and Dalmaso also serve as Trustees of Dreman/Claymore Dividend & Income Fund, TS&W/Claymore Tax-Advantaged Balanced Fund, Madison/Claymore Covered Call Fund, Fiduciary/Claymore MLP Opportunity Fund, Fiduciary/Claymore Dynamic Equity Fund, and Old Mutual/Claymore Long-Short Fund, each of which is a closed-end management investment company, and Claymore Trust, an open-end management investment company. Additionally, Messrs. Nyberg and Dalmaso serve as Trustees for Advent/ Claymore Enhanced Growth & Income Fund, a closed-end investment company. Each of these funds is considered part of the same Fund Complex as the Fund because the Investment Adviser serves as investment adviser to those funds.

 ** As discussed below under "Share Ownership", Mr. Larson disclaims beneficial ownership of the Common Shares of the Fund beneficially owned by Cascade Investment, L.L.C. and William H. Gates III.

*** Mr. Nyberg shares voting and investment power with respect to these shares.

     The following table states the dollar range of equity securities beneficially owned as of March 1, 2006 by each Trustee and nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Trustee or nominee in the same "family of investment companies."

                                                                               AGGREGATE DOLLAR RANGE
                                                                              OF EQUITY SECURITIES IN
                                                                              ALL FUNDS OVERSEEN OR TO
                                                                               BE OVERSEEN BY TRUSTEE
                                                                                OR NOMINEE IN FAMILY
                                                     DOLLAR RANGE OF EQUITY        OF INVESTMENT
NAME OF TRUSTEE OR NOMINEE                           SECURITIES IN THE FUND          COMPANIES
--------------------------                           ----------------------   ------------------------
Peter C. Erichsen..................................      $1 - $10,000             $1 - $10,000
Michael Larson.....................................   $10,001 - $50,000        $50,001 - $100,000
Ronald A. Nyberg...................................      $1 - $10,000           $10,001 - $50,000
Ronald E. Toupin...................................          None                     None
                                         Interested Trustees
Nicholas Dalmaso...................................          None                     None
Randolph L. Kohn...................................   $50,001 - $100,000       $50,001 - $100,000

     Audit Committee. The Board of Trustees has established an Audit Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Investment Manager, consisting of Messrs. Erichsen, Larson, Nyberg and Toupin. Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of the Fund are listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, the Investment Manager and certain of their affiliates. The Trustees have adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the Fund's proxy statement dated March 31, 2005.

     The Audit Committee of the Fund has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund's independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61 ("SAS 61"). SAS 61 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to the independent registered public accounting firm's independence), and has discussed with such independent registered public accounting firm the indepen-dence of such independent registered public accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Trustees the inclusion of the audited financial statements for the last fiscal year in the Fund's annual report to shareholders.

                                          Ronald E. Toupin (Chairman)
                                          Peter C. Erichsen
                                          Michael Larson
                                          Ronald A. Nyberg

     Governance and Nominating Committee. The Board of Trustees has established a Governance and Nominating Committee composed solely of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Investment Manager, consisting of Messrs. Erichsen, Larson, Nyberg (Chairman) and Toupin. The Governance and Nominating Committee meets to select nominees for election as Trustees of the Fund and consider other matters of Board policy. The Trustees have adopted a written charter for the Governance and Nominating Committee, a copy of which was included as Appendix B to the Fund's proxy statement dated March 31, 2005. The Fund does not currently maintain a website on which the charter is made available.

     The Governance and Nominating Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Governance and Nominating Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Trustees, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition. The Governance and Nominating Committee may consider candidates for Trustee recommended by the Fund's current Trustees, officers, Investment Adviser, Investment Manager, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by shareholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

     The policy of the Governance and Nominating Committee is to consider nominees recommended by shareholders to serve as Trustee, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommenda-tion contains the information about such nominee required by the Fund's procedures for shareholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Trustees.

     Meetings. During 2005, the Board of Trustees held six meetings, the Audit Committee held five meetings and the Governance and Nominating Committee held two meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board of Trustees and the Committees of the Board of Trustees on which he served. The Fund's policies require the Trustees to attend the Fund's annual shareholder meetings. Each Trustee except Mr. Kohn attended the Fund's annual shareholder meeting in May 2005.

     Shareholder Communications. The Board of Trustees provides a process for shareholders to send communications to the Board of Trustees. Shareholders may mail written communications to the attention of the Board of Trustees, care of the Fund's Secretary, at the Investment Adviser, 2455 Corporate West Drive, Lisle, Illinois 60532. The written communication must include the shareholder's name, be signed by the shareholder, refer to the Fund, and include the class and number of shares held by the shareholder as of a recent date.

     Trustee Compensation. Trustees of the Fund who are affiliated persons of the Fund, the Investment Adviser, or the Investment Manager receive no salary or fees from the Fund. Each other Trustee of the Fund receives a fee of $15,000 annually for serving as a Trustee of the Fund, and a fee of $1,000 and related expenses for each meeting of the Board of Trustees attended. The Chairman of the Board of Trustees receives an additional $2,000 per year for serving in that capacity. The Audit Committee Chairman and the Governance and Nominating Committee Chairman each receive an additional $1,500 annually for serving in their respective capacities. Members of the Audit Committee and the Governance and Nominating Committee receive $500 for each committee meeting attended.

     For the fiscal year ended December 31, 2005, the Trustees received the compensation set forth in the following table for serving as Trustees of the Fund and as Trustees of the other funds in the same "Fund Complex."

                                                    PENSION OR                           TOTAL COMPENSATION
                                AGGREGATE       RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM THE FUND AND
                            COMPENSATION FROM   ACCRUED AS PART OF     BENEFITS UPON      ITS FUND COMPLEX
NAME OF TRUSTEE OR NOMINEE      THE FUND          FUND'S EXPENSES        RETIREMENT      PAID TO TRUSTEES(1)
--------------------------  -----------------   -------------------   ----------------   -------------------
Peter C. Erichsen........        $27,000                $0                   $0                $54,000
Michael Larson...........        $25,000                $0                   $0                $50,000
Ronald A. Nyberg.........        $25,500                $0                   $0               $180,500
Ronald E. Toupin.........        $25,500                $0                   $0               $186,250

                                                          Interested Trustees
Nicholas Dalmaso.........             $0                $0                   $0                     $0
Randolph Kohn............             $0                $0                   $0                     $0

---------------

(1) Represents aggregate compensation paid to each Trustee during the fiscal year ended December 31, 2005 for serving as Trustees to the Fund and other funds in the Fund Complex. Messrs. Nyberg, Dalmaso and Toupin serve as Trustees to ten, ten and nine funds in the Fund Complex, respectively, and Messrs. Erichsen, Larson and Kohn each serve as Trustees to two funds in the Fund Complex.

     During 2005, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser, the Investment Manager or their respective affiliates.

     Required Vote. Election of Mr. Erichsen to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Shares entitled to vote on the election of Mr. Erichsen and present in person or represented by proxy at the Annual Meeting. Election of Mr. Nyberg to the Board of Trustees of the Fund requires the affirmative vote of a plurality of the Preferred Shares (voting as a separate class) entitled to vote on the election of Mr. Nyberg and present in person or represented by proxy at the Annual Meeting. The Trustees unanimously recommend that shareholders vote to elect Messrs. Erichsen and Nyberg to the Board of Trustees.

                     INFORMATION CONCERNING THE INVESTMENT
            ADVISER, THE INVESTMENT MANAGER AND THE FUND'S OFFICERS

     The Investment Adviser is a subsidiary of Claymore Group, LLC, a privately-held financial services company. The address of Claymore Group, LLC and the Investment Adviser is 2455 Corporate West

Drive, Lisle, Illinois 60532. The Investment Manager is a subsidiary of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Manager's address is 385 East Colorado Boulevard, Pasadena, California 91101. An affiliate of the Investment Manager, Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, serves as the Fund's administrator.

     Information regarding the executive officers of the Fund and their ownership of Shares of the Fund is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

                                                                                                             SHARES OF THE
                                                                                                                  FUND
                                                      TERM OF OFFICE                                          BENEFICIALLY
                            POSITION(S) HELD            AND LENGTH       PRINCIPAL OCCUPATION(S) DURING THE     OWNED ON
NAME AND YEAR BORN             WITH FUND             OF TIME SERVED(1)              PAST 5 YEARS             MARCH 1, 2006
------------------    ----------------------------  -------------------  ----------------------------------  --------------
Randolph L. Kohn      Trustee and President         Served since         See "Election of Trustees" on page      6,000
1947                                                January 2004         6 above.

Gregory B. McShea     Vice President                Served since         General Counsel and Secretary of         None
1965                                                January 2004         Western Asset Management Company
                                                                         (2003-present); Vice President of
                                                                         Western Asset/Claymore U.S.
                                                                         Treasury Inflation Protected
                                                                         Securities Fund (2003-present).
                                                                         Formerly: Associate General
                                                                         Counsel and Compliance Director,
                                                                         Private Client Group of Legg Mason
                                                                         Wood Walker, Incorporated, a
                                                                         brokerage firm (1997-2003).

Marie K. Karpinski    Treasurer and Principal       Served since         Vice President, Legg Mason & Co.,        None
1949                  Financial and Accounting      January 2004         LLC (2005-present); Vice
                      Officer                                            President, Legg Mason Wood Walker,
100 Light Street                                                         Incorporated (1992- 2005); Vice
Baltimore, MD 21202                                                      President (1986-present),
                                                                         Treasurer (1986-2006) and Chief
                                                                         Financial Officer (2006-present)
                                                                         of all Legg Mason retail funds,
                                                                         open-end investment companies;
                                                                         Treasurer and Principal Financial
                                                                         and Accounting Officer of Western
                                                                         Asset Funds, Inc. (1990-present),
                                                                         Western Asset Income Fund
                                                                         (2001-present), Western Asset

                                                                                                             SHARES OF THE
                                                                                                                  FUND
                                                      TERM OF OFFICE                                          BENEFICIALLY
                            POSITION(S) HELD            AND LENGTH       PRINCIPAL OCCUPATION(S) DURING THE     OWNED ON
NAME AND YEAR BORN             WITH FUND             OF TIME SERVED(1)              PAST 5 YEARS             MARCH 1, 2006
------------------    ----------------------------  -------------------  ----------------------------------  --------------
                                                                         Premier Bond Fund (2001-present)
                                                                         and Western Asset/Claymore U.S.
                                                                         Treasury Inflation Protected
                                                                         Securities Fund (2003-present).

Steven M. Hill        Assistant Treasurer           Served since May     Senior Managing Director and Chief       None
1964                                                2004                 Financial Officer of Claymore
                                                                         Advisors, LLC and Claymore
2455 Corporate West                                                      Securities, Inc. (2005- present).
Drive Lisle, IL                                                          Managing Director of Claymore
60532                                                                    Advisors, LLC and Claymore
                                                                         Securities, Inc. (2003-2005).
                                                                         Chief Financial Officer and
                                                                         Treasurer or Assistant Treasurer
                                                                         of all closed-end investment
                                                                         companies in the Claymore fund
                                                                         complex. Previously, Treasurer of
                                                                         Henderson Global Funds and
                                                                         Operations Manager for Henderson
                                                                         Global Investors (North America)
                                                                         Inc. (2002-2003), Managing
                                                                         Director, FrontPoint Partners LLC
                                                                         (2001-2002); Vice President,
                                                                         Nuveen Investments (1999-2001).

Erin K. Morris        Assistant Treasurer           Served since         Assistant Vice President and             None
1966                                                January 2004         Manager, Funds Accounting, Legg
                                                                         Mason & Co., LLC (2005-present);
100 Light Street                                                         Assistant Vice President
Baltimore, MD 21202                                                      (2002-2005) and Manager, Funds
                                                                         Accounting (2000-2005), of Legg
                                                                         Mason Wood Walker, Incorporated;
                                                                         Treasurer of Legg Mason Income
                                                                         Trust, Inc. and Legg Mason
                                                                         Tax-Free Income Fund
                                                                         (2006-present); Assistant
                                                                         Treasurer of Western Asset Income
                                                                         Fund (2001-present), Western Asset
                                                                         Funds,

                                                                                                             SHARES OF THE
                                                                                                                  FUND
                                                      TERM OF OFFICE                                          BENEFICIALLY
                            POSITION(S) HELD            AND LENGTH       PRINCIPAL OCCUPATION(S) DURING THE     OWNED ON
NAME AND YEAR BORN             WITH FUND             OF TIME SERVED(1)              PAST 5 YEARS             MARCH 1, 2006
------------------    ----------------------------  -------------------  ----------------------------------  --------------
                                                                         Inc.(2001-present), Western Asset
                                                                         Premier Bond Fund (2001-present),
                                                                         Western Asset/Claymore U.S.
                                                                         Treasury Inflation Protected
                                                                         Securities Fund (2003-present),
                                                                         Legg Mason Income Trust, Inc.
                                                                         (2001-2006) and Legg Mason
                                                                         Tax-Free Income Fund (2001-2006).

Amy M. Olmert         Chief Compliance Officer      Served since         Senior Vice President of Legg            None
1963                                                September 2004       Mason, Inc. (2004-present); Vice
                                                                         President and Chief Compliance
100 Light Street                                                         Officer of all Legg Mason retail
Baltimore, MD 21202                                                      open-end investment companies
                                                                         (2004-present); Vice President and
                                                                         Chief Compliance Officer of Legg
                                                                         Mason Charles Street Trust, Inc.,
                                                                         an open-end investment company
                                                                         (2004-present); Chief Compliance
                                                                         Officer of Western Asset Funds,
                                                                         Inc., Western Asset Premier Bond
                                                                         Fund, Western Asset Income Fund
                                                                         and Western Asset/Claymore U.S.
                                                                         Treasury Inflation Protected
                                                                         Securities Fund (2004-present).
                                                                         Formerly, Director (2000-2003) and
                                                                         Managing Director (2003-2004) of
                                                                         Deutsche Asset Management.

Melissa J. Nguyen     Secretary                     Served since         Vice President of Claymore               None
1978                                                February 2006        Securities, Inc. (2005-present);
                                                                         Secretary, Claymore Trust
2455 Corporate                                                           (2005-present) and MBIA
West Drive                                                               Capital/Claymore Managed Duration
Lisle, IL 60532                                                          Investment Grade Municipal Fund
                                                                         (2006-

                                                                                                             SHARES OF THE
                                                                                                                  FUND
                                                      TERM OF OFFICE                                          BENEFICIALLY
                            POSITION(S) HELD            AND LENGTH       PRINCIPAL OCCUPATION(S) DURING THE     OWNED ON
NAME AND YEAR BORN             WITH FUND             OF TIME SERVED(1)              PAST 5 YEARS             MARCH 1, 2006
------------------    ----------------------------  -------------------  ----------------------------------  --------------
                                                                         present). Formerly, Associate,
                                                                         Vedder, Price, Kaufman & Kammholz,
                                                                         P.C. (2003-2005).

Richard C. Sarhaddi   Assistant Secretary           Served since May     Assistant Vice President and             None
1974                                                2004                 Attorney, Claymore Advisors, LLC
                                                                         and Claymore Securities, Inc., and
2455 Corporate                                                           Assistant Secretary of certain
West Drive                                                               investment companies in the
Lisle, IL 60532                                                          Claymore Advisors, LLC fund
                                                                         complex (2004-present). Formerly,
                                                                         Editor at CCH Incorporated
                                                                         (2003-2004).

---------------

(1) Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

                 SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

     Proposals that shareholders wish to present to the 2007 Annual Meeting and to have included in the Fund's proxy materials relating to such meeting must be delivered to the Secretary of the Fund not less than 120 days prior to April 3, 2007.

     Shareholders who wish to propose one or more nominees for election as Trustees, or to make another proposal, at the 2007 annual meeting must provide written notice to the Fund (including all required information) so that such notice is received in good order by the Fund no earlier than 60 days prior to April 3, 2007 and no later than 45 days prior to April 3, 2007.

     The proper submission of a shareholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a shareholder meeting. Shareholder proposals are subject to the requirements of applicable law and the Fund's Declaration of Trust and Bylaws.

                                SHARE OWNERSHIP

     As of the close of business on March 1, 2006, no person owned of record or, to the knowledge of the Fund, owned beneficially more than five percent (5%) of the outstanding Shares of either class, except that

Cascade Investment, L.L.C. and William H. Gates III (as the sole member of Cascade Investment, L.L.C.) owned beneficially 3,437,700 Common Shares (representing approximately 5.6% of the outstanding Common Shares) and Cede & Co., as nominee for participants in The Depository Trust Company, held of record 61,158,781 Common Shares (representing approximately 99.9% of the outstanding Common Shares) and all 16,400 outstanding Preferred Shares. Cascade Investment, L.L.C.'s address is 2365 Carillon Point, Kirkland, Washington 98033. Mr. Gates's address is One Microsoft Way, Redmond, Washington 98052. Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. Mr. Larson is the Business Manager of Cascade Investment, L.L.C. and has voting and investment power with respect to the Common Shares held by Cascade Investment, L.L.C, but disclaims any beneficial ownership of the Common Shares beneficially owned by Cascade Investment, L.L.C. and Mr. Gates. As of March 1, 2006, all Trustees, nominees for Trustee and officers of the Fund as a group beneficially owned less than 1% of the outstanding Common Shares or Preferred Shares of the Fund on such date.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), require the Fund's officers and Trustees, the Investment Adviser, the Investment Manager, certain affiliates of the Investment Adviser and Investment Manager, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2005, all such filing requirements were met, with the exception that, due to an administrative oversight, James Hirschmann, an officer of the Investment Adviser, made two late filings on Form 4 with respect to previously unreported purchases of Common Shares.

                         ANNUAL REPORT TO SHAREHOLDERS

     The Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2005 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Shareholders. Requests for copies of the Annual Report to Shareholders should be directed to Western

Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532 or you may call 866-233-4001.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of the Board of Trustees has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2006, and the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by a majority of the outstanding Shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the Annual Meeting.

     The following table presents fees billed in each of the Fund's last two fiscal years (initial fiscal year from February 27, 2004 to December 31, 2004) for services rendered to the Fund by PricewaterhouseCoopers LLP:

FISCAL YEAR ENDED    AUDIT FEES   AUDIT-RELATED FEES   TAX FEES   ALL OTHER FEES
-----------------    ----------   ------------------   --------   --------------
December 31,          $23,300           $6,400          $  900          $0
  2004............
December 31,          $27,200           $6,500          $1,050          $0
  2005............

     "Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund's seed financial statements during the initial fiscal year and annual financial statements for those fiscal years and services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for that fiscal year.

     "Audit Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for those years, including a review of rating agency compliance testing for the Fund's Preferred Shares.

     "Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

     "All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

     For the Fund's fiscal years ended December 31, 2004 and December 31, 2005, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $0 and $152,047, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

     Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since the Fund's inception in October 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser, the Investment Manager and any entity controlling, controlled by or under common control with the Investment Adviser or the Investment Manager that provides ongoing services to the Fund (a "Service Affiliate"), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No "Audit-Related Fees," "Tax-Fees" and "Other Fees" set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

     PricewaterhouseCoopers LLP did not bill any fees for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal years ended December 31, 2004 and December 31, 2005.

     The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP since the Fund's inception to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                  ADJOURNMENT

     In the absence of a quorum at the Annual Meeting, or (even if a quorum is present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournments with respect to a proposal will require the affirmative vote of a plurality of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.

                                 OTHER BUSINESS

     The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

                                          By Order of the Board of Trustees

                                          Melissa J. Nguyen, Secretary

March 31, 2006

                                    (GRAPHIC)

            WESTERN ASSET/CLAYMORE U.S. TREASURY
            INFLATION PROTECTED SECURITIES FUND 2         000000000.000 ext
                                                          000000000.000 ext
                                     000004               000000000.000 ext
                                                          000000000.000 ext
(GRAPHIC)  MR A SAMPLE                                    000000000.000 ext
           DESIGNATION (IF ANY)                           000000000.000 ext
           ADD 1                     LEAST ADDRESS LINE   000000000.000 ext
           ADD 2
           ADD 3
           ADD 4
           ADD 5
           ADD 6

           (GRAPHIC)                                      C 1234567890 J N T

                                                                (GRAPHIC)

                                                     [ ]  Mark this box with an
                                                          X if you have made
                                                          changes to your name
                                                          or address details
                                                          above.

ANNUAL MEETING PROXY CARD

A ELECTION OF CLASS II TRUSTEES

                         FOR   WITHHOLD

01 - PETER C. ERICHSEN   [ ]      [ ]

02 - RONALD A. NYBERG    [ ]      [ ]

With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS CLASS II TRUSTEES OF THE NOMINEES OF THE BOARD OF TRUSTEES.

Mark box at right if a comment has been noted on reverse side.  [ ]

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

Please sign this Proxy exactly as your name(s) appear(s) above. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature 1 - Please keep   Signature 2 - Please keep   Date (mm/dd/yyyy)
signature within the box    signature within the box

                                                          /  /
-------------------------   -------------------------   ------------------------

0083922                     1UPX                        COY

PROXY - WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES
FUND 2

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Fund that requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 15, 2006.

Thank you in advance for your prompt consideration of this matter.

Sincerely,


Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2 PREFERRED SHARES

ANNUAL MEETING OF SHAREHOLDERS - MAY 15, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2

The undersigned, revoking all prior proxies, hereby appoints Randolph L. Kohn, Gregory B. McShea, Melissa J. Nguyen and Nicholas Dalmaso, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, a Massachusetts business trust (the "Fund"), to be held at 2455 Corporate West Drive, Lisle, Illinois, on May 15, 2006, at 11:30 a.m., Central time, and at any adjournments thereof, and thereat to vote as indicated all preferred shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

Comments

_____________________________________

_____________________________________

_____________________________________

_____________________________________

_____________________________________

_____________________________________

_____________________________________

_____________________________________

                  PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                                    (GRAPHIC)

            WESTERN ASSET/CLAYMORE U.S. TREASURY
            INFLATION PROTECTED SECURITIES FUND 2         000000000.000 ext
                                                          000000000.000 ext
                                     000004               000000000.000 ext
                                                          000000000.000 ext
(GRAPHIC)  MR A SAMPLE                                    000000000.000 ext
           DESIGNATION (IF ANY)                           000000000.000 ext
           ADD 1                     LEAST ADDRESS LINE   000000000.000 ext
           ADD 2
           ADD 3
           ADD 4
           ADD 5
           ADD 6

           (GRAPHIC)                                      C 1234567890 J N T

                                                                (GRAPHIC)

                                                     [ ]  Mark this box with an
                                                          X if you have made
                                                          changes to your name
                                                          or address details
                                                          above.

ANNUAL MEETING PROXY CARD

A ELECTION OF CLASS II TRUSTEE

                         FOR   WITHHOLD

01 - PETER C. ERICHSEN   [ ]      [ ]

With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS CLASS II TRUSTEE OF THE NOMINEE OF THE BOARD OF TRUSTEES.

Mark box at right if a comment has been noted on reverse side. [ ]

B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR
  INSTRUCTIONS TO BE EXECUTED.

Please sign this Proxy exactly as your name(s) appear(s) above. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature 1 - Please keep   Signature 2 - Please keep   Date (mm/dd/yyyy)
signature within the box    signature within the box

                                                          /  /
-------------------------   -------------------------   ------------------------

0083921                     1UPX                        COY

PROXY - WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES
FUND 2

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There is an issue related to the management and operation of your Fund that requires your immediate attention and approval. This is discussed in detail in the enclosed proxy materials. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares. Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Shareholders, May 15, 2006.

Thank you in advance for your prompt consideration of this matter.

Sincerely,


Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2

WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2 COMMON SHARES

ANNUAL MEETING OF SHAREHOLDERS - MAY 15, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF WESTERN ASSET/CLAYMORE U.S. TREASURY INFLATION PROTECTED SECURITIES FUND 2

The undersigned, revoking all prior proxies, hereby appoints Randolph L. Kohn, Gregory B. McShea, Melissa J. Nguyen and Nicholas Dalmaso and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Shareholders of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2, a Massachusetts business trust (the "Fund"), to be held at 2455 Corporate West Drive, Lisle, Illinois, on May 15, 2006, at 11:30 a.m., Central time, and at any adjournments thereof, and thereat to vote as indicated all common shares of beneficial interest of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

Comments

_____________________________________

_____________________________________

_____________________________________

_____________________________________

_____________________________________

_____________________________________

_____________________________________

_____________________________________

                  PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN
                      PROMPTLY USING THE ENCLOSED ENVELOPE.